              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:


[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12


DEAN WITTER WORLD WIDE INVESTMENT TRUST . . . . . . . . . . . . . . . . . .
         (Name of Registrant as Specified in its Charter)

MARILYN K. CRANNEY. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            (Name of Person(s) Filing Proxy Statement)

        Payment of Filing Fee (check the appropriate box):



[    ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.


1)   Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)   Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)   Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST


                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 31, 1995

                            ------------------------

    A Special Meeting of Shareholders of DEAN WITTER WORLD WIDE INVESTMENT TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on October 31, 1995, at 10:00 a.m., New York City time, for the following purposes:

        1. To approve or disapprove a new investment management agreement with Dean Witter InterCapital Inc. ("InterCapital");

        2.     To  approve  or   disapprove  a  sub-advisory  agreement  between
    InterCapital and Morgan Grenfell Investment Services Limited;

        3. To approve or disapprove changes in the investment restrictions of the Trust to permit the Trust to purchase and sell futures contracts and options; and

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Shareholders of record as of the close of business on August 4, 1995 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business at the meeting or the vote required to approve or reject any proposal is not obtained, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies to be voted against that proposal.

                                          SHELDON CURTIS,
                                          SECRETARY

August 9, 1995
New York, New York


                                    IMPORTANT
      YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT A QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 31, 1995

    This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of DEAN WITTER WORLD WIDE INVESTMENT TRUST (the "Trust"), for use at the Special Meeting of Shareholders of the Trust to be held on October 31, 1995 (the "Meeting"), and at any adjournments thereof.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted in favor of Proposals 1, 2 and 3 as set forth in the attached Notice of Special Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Meeting.


    Shareholders of record as of the close of business on August 4, 1995, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On August 4, 1995, there were outstanding 30,824,551 shares of beneficial interest of the Trust, all with $.01 par value. Mellon Bank, N.A., Mutual Funds, P.O. Box 320, Pittsburgh, Pennsylvania 15230-0320, as trustee of the Dean Witter START Plan and the SPS Transaction Services, Inc. START Plan (employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., as qualified under Section 401(k) of the Internal Revenue Code), owned 1,592,354, or approximately 5.17%, of the outstanding shares of the Trust on that date. No other person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.



    The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trust and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about August 9, 1995.


      (1) APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

THE PROPOSAL

    The Trust has, since the commencement of its operations, been advised by three separate investment advisers, InterCapital, Daiwa International Capital Management Corp. ("Daiwa") and NatWest Investment Management

Limited ("NatWest") (together, the "Advisers"). Each of these advisers had exclusive investment responsibility with respect to the Trust's investments in a particular area of the world. InterCapital was responsible for investing in North America and South America, Daiwa was responsible for investing in the Pacific Basin and NatWest was responsible for investing in Europe and all other areas of the world not covered by InterCapital or Daiwa. Daiwa was assisted in providing services to the Trust by its parent, Daiwa International Capital Management Co., Ltd. ("Daiwa Ltd."), pursuant to a sub-advisory agreement between Daiwa and Daiwa Ltd.

    On July 26, 1995, InterCapital recommended to the Board of Trustees of the Trust, modifications in the management structure of the Trust, intended to enhance performance of the Trust. Specifically, InterCapital recommended that responsibility for the overall management of the Trust be vested in a single investment manager, InterCapital, and responsibility for making international investments be vested in a single sub-adviser, Morgan Grenfell Investment Services Limited ("Morgan Grenfell"). InterCapital would retain responsibility for investments in the United States and for supervising the activities of the sub-adviser. The investment advisory agreements with Daiwa and NatWest, and the sub- advisory agreement between Daiwa and Daiwa Ltd., would in turn be terminated.


    InterCapital's recommendation was based on its view that the Trust could be operated more effectively if responsibility for overseeing the investments of the Trust were vested in a single entity rather than spread among three separate organizations. In addition, InterCapital believed, particularly in light of its favorable experience with Morgan Grenfell as sub-adviser to certain other investment companies managed by InterCapital ("Dean Witter Funds"), that the performance of the Trust could be enhanced if Morgan Grenfell were assigned responsibility for making the non-U.S. investments of the Trust, and that the proposed changes would have a positive effect on the Trust's prospects for future growth.


THE BOARD'S CONSIDERATION


    SELECTION OF INTERCAPITAL AND MORGAN GRENFELL. At their meeting in person on July 26, 1995, the Trustees considered InterCapital's recommendations. In particular, the Trustees considered the performance of certain other Dean Witter Funds currently sub-advised by Morgan Grenfell as well as the performance of similar accounts advised by Morgan Grenfell, and the historical performance of the Trust. The Trustees also considered the quality and extent of the services proposed to be provided by InterCapital and Morgan Grenfell; and the organizational depth, reputation and experience of InterCapital in managing mutual funds, and of Morgan Grenfell in investing internationally. In addition, the Trustees reviewed material furnished by InterCapital and Morgan Grenfell regarding their personnel, operations and financial condition. Prior to the meeting, representatives of InterCapital and Morgan Grenfell reviewed with the Independent Trustees (that is, the Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act")) their respective philosophies of management, performance expectations and methods of operation.


    The Board of Trustees found InterCapital's experience in managing mutual funds and Morgan Grenfell's experience in international investing to be well suited for the Trust. Based on their consideration of the foregoing and such other factors as they deemed relevant, the Trustees determined that it would be in the best interests of the Trust and its shareholders to terminate the existing agreements and select InterCapital to serve as the investment manager of the Trust pursuant to the management agreement described below (the "New Management Agreement") and Morgan Grenfell to serve as sub-adviser with responsibility for making non-U.S. investments of the Trust pursuant to the sub-advisory agreement described under Proposal 2 (the "New Sub-Advisory Agreement").

    APPROVAL OF NEW MANAGEMENT AGREEMENT. In considering whether or not to approve the New Management Agreement, the Board of Trustees reviewed the terms of such Agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of InterCapital's services and personnel, the appropriateness of the fees to be payable under the New Management Agreement and the terms and provisions of the New Management Agreement. In particular, the Board noted that under the New Management Agreement InterCapital would retain 60% of the aggregate advisory fee payable by the Trust, whereas under the Management Agreement then in effect InterCapital retained 55% of such fee. The Board considered the appropriateness of such increased percentage in light of InterCapital's responsibilities under the New Management Agreement. The Board also considered benefits to be derived by InterCapital from its relationship with the Trust, including any benefits from research or other services received from brokers with whom InterCapital may place trades for the Trust's portfolio.

    Based upon its review, at its July 26 meeting, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the New Management Agreement was in the best interests of the Trust and its shareholders. The Board of Trustees also unanimously voted (i) to terminate, effective at the close of business on July 31, 1995, the advisory agreements with Daiwa and NatWest and the sub-advisory agreement between Daiwa and Daiwa Ltd. (each of Daiwa, Daiwa Ltd. and NatWest agreed to waive the thirty-day notice period required under its respective agreement); and (ii) to enter into an interim investment management agreement with InterCapital and an interim sub-advisory agreement with Morgan Grenfell. Such interim agreements, which are currently in effect, will terminate on the earlier of November 28, 1995 or implementation of the New Management Agreement. Pursuant to the Interim Agreements, InterCapital and Morgan Grenfell receive from the Trust an annual fee based on daily net assets of 0.55% (0.5225% on assets over $500 million) and 0.45% (0.4275% on assets over $500 million), respectively.

PRIOR ADVISORY AGREEMENTS

    TERM OF AGREEMENTS. The investment advisory agreements in effect prior to July 31, 1995 with InterCapital, Daiwa and NatWest, respectively (the "Prior Advisory Agreements"), were last approved by the Board of Trustees on April 20, 1995. The Prior Advisory Agreement between the Trust and InterCapital, dated June 30, 1993, was approved by the shareholders of the Trust at a Meeting of Shareholders on January 12, 1993. The Prior Advisory Agreements between the
Trust and each of Daiwa and NatWest, and the sub-advisory agreement between Diawa and Daiwa Ltd., were each dated August 26, 1983 and were last approved by the shareholders of the Trust on July 16, 1985. Each such Agreement had an initial term of one year and continued in effect from year to year thereafter provided such continuance was approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

    FEES. Under the Prior Advisory Agreements, InterCapital, Daiwa and NatWest were entitled to receive an annual fee of 0.55%, 0.225% and 0.225% of daily net assets up to $500 million, respectively, such that the annual aggregate management and advisory fees payable by the Trust equalled 1.00% of daily net assets. Pursuant to action by the Board of Trustees, including all of the Independent Trustees, on April 8, 1994, these rates declined to 0.5225%, 0.21375% and 0.21375%, respectively, on assets over $500 million.

    SERVICES PROVIDED. Under the Prior Advisory Agreements, InterCapital was responsible for investing the Trust's assets allocated for investment in North America and South America, Daiwa was responsible for investing the Trust's assets allocated for investment in the Pacific Basin and NatWest was responsible for investing the Trust's assets allocated in Europe and all other areas not covered by InterCapital and Daiwa.

    Administrative and business management services required for the Trust's operations were also provided by InterCapital. These services included preparing and filing registration statements, proxy statements and other reports required by law or regulation; maintaining books and records of the Trust; and providing, at its own expense, such office space, facilities, equipment, clerical help and certain bookkeeping and legal services as the Trust may reasonably require to conduct its business, except insofar as InterCapital believed participation or assistance of independent attorneys and accountants were necessary or desirable. It also paid the salaries and fees of all officers and Trustees of the Trust who were employees of InterCapital. In addition, InterCapital arranged for Dean Witter Services Company Inc. ("DWSC"), its wholly-owned subsidiary, to perform the administrative and business management services for the Trust pursuant to a services agreement with InterCapital.

    EXPENSES. Expenses not expressly assumed by the Advisers, DWSC, or by Dean Witter Distributors Inc. ("Distributors"), the distributor of the Trust's shares, were to be paid by the Trust. The expenses borne by the Trust included, but were not limited to: fees pursuant to the plan of distribution; charges and expenses of any registrar, custodian, subcustodian, share transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Advisers or any corporate affiliate of any of them; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Trust's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Trust or of the Advisers (not including compensation or expenses of attorneys who are employees of the Advisers) and independent accountants; membership dues of industry associations; interest on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

    Pursuant to the Prior Advisory Agreements, total operating expenses of the Trust were subject to applicable limitations under rules and regulations of states where the Trust is authorized to sell its shares. Therefore, operating expenses were effectively subject to the most restrictive of such applicable expense limitations, as amended from time to time. Presently, the most restrictive limitation applicable to the Trust is as follows: In any fiscal year, the Trust's total operating expenses, exclusive of taxes, interest, brokerage fees, distribution fees, extraordinary expenses and certain excludable expenses (to the extent permitted by applicable state securities laws and regulations), may not exceed the lower of 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2% of any excess over $100,000,000. The Prior Advisory Agreements required the Advisers to reimburse the Trust for the amount of any excess. In the event reimbursement had been required, InterCapital was responsible for 55%, Daiwa 22.5% and NatWest 22.5% of such reimbursable amount. The Trust's expenses did not exceed the most restrictive limitation during the fiscal year ended March 31, 1995.

    TERMINATION PROVISIONS. Each Prior Advisory Agreement provided that it could be terminated at any time by the respective Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding shares of the Trust, in each instance without the payment of any penalty, on thirty days' notice, and that it would automatically terminate upon any "assignment," as that term is defined in the Act. Each Agreement also provided that the respective Adviser would not be liable to the Trust in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement.

THE NEW MANAGEMENT AGREEMENT

    COMPARISON OF NEW AGREEMENT TO PRIOR AGREEMENT. The terms of the New Management Agreement with InterCapital are substantially identical to the Prior Advisory Agreement with InterCapital except that under the New Agreement (i) InterCapital will serve as the sole investment manager of the Trust (and have supervisory authority over one or more sub-advisers) rather than as one of three co-advisers; (ii) InterCapital will have exclusive investment responsibility for investment in the U.S. whereas, under the Prior Agreement, InterCapital was responsible for investment in North America and South America; and (iii) InterCapital will retain 60% of the aggregate advisory fee paid by the Trust whereas, under the Prior Agreement, InterCapital retained 55% of such fee. The overall fees paid by the Trust for investment advisory services will not, however, be changed. As noted above, the Board of Trustees of the Trust determined that the additional percentage of the overall fee payable to InterCapital under the New Management Agreement, reflecting InterCapital's responsibilities for the overall management of the Trust under that Agreement, was appropriate. The initial termination date of the New Management Agreement is April 30, 1997, after which it is subject to the same renewal and termination provisions as the Prior Advisory Agreements.

    SERVICES PROVIDED. Under the New Management Agreement, InterCapital will manage the Trust's investments in securities of U.S. issuers. InterCapital is also instructed to retain, at its own expense, one or more sub-advisers to manage Trust assets invested outside of the U.S. InterCapital has retained Morgan Grenfell as sub-adviser for non-U.S. investments. (See Proposal 2 for complete information about Morgan Grenfell and the New Sub-Advisory Agreement.) InterCapital is responsible for supervising the activities of Morgan Grenfell including monitoring compliance by the sub-adviser with the investment policies and restrictions of the Trust and with such other limitations or directions as the Trustees of the Trust may from time to time prescribe. Geographic allocation decisions will be made periodically by InterCapital and Morgan Grenfell and, if they cannot agree, InterCapital will have final responsibility for allocating the Trust's assets among the various geographic regions for investment.

    FEES. Under the New Management Agreement, the Trust will pay to InterCapital an annual management fee at a rate of 1.00% of daily net assets up to $500 million and at a rate of 0.95% on assets over $500 million. InterCapital in turn will pay, out of its fees, a fee to Morgan Grenfell equal on annual basis to 40% of the fee received by InterCapital.

    The Trust accrued to the Advisers under the Prior Advisory Agreements total compensation of $5,588,682 during the fiscal year ended March 31, 1995, of which $3,073,775 was paid to InterCapital. If the New Management Agreement had been in effect during that year the total amount paid by the Trust for investment management services would have been exactly the same. However, InterCapital's retained compensation would have been $3,353,209, representing an increase of 9.1%. The net assets of the Trust totalled $512,258,000 at March 31, 1995. Although the maximum aggregate 1.00% fee, under both the Prior Advisory Agreements and New Management Agreement, is higher than that paid by most other investment companies, the fee reflects the specialized nature of the Trust's investment policies. See Appendix III for a tabular comparison of current and PRO FORMA fees.

    The form of the New Management Agreement is attached as Exhibit A to this Proxy Statement. The foregoing summary is qualified in its entirety by Exhibit A.

DEAN WITTER INTERCAPITAL INC.

    InterCapital was incorporated in July, 1992 and is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR").

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are: Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and Dean Witter Trust Company ("DWTC"); James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and
Director of DWR, Distributors, InterCapital and DWSC. The business address of the foregoing Directors and Executive Officer is Two World Trade Center, New York, New York 10048.

    Appendix I to this proxy statement lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives to that of the Trust, and sets forth the net assets of and the fees payable to InterCapital by such companies, including the Trust. InterCapital, DWSC, DWDC and Distributors maintain their offices at Two World Trade Center, New York, New York 10048.

    There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company or on the financial ability of the Investment Manager to fulfill its commitment to the Trust under the New Management Agreement.

    During the fiscal year ended March 31, 1995, the Trust accrued the following compensation to service providers that are affiliates of the Investment Manager:
(1)  to DWTC, the Trust's Transfer Agent,  transfer agency fees of $908,753; and
(2) to Distributors, the Trust's principal underwriter, distribution fees of $5,619,558. All fees paid Distributors were paid pursuant to a plan of distribution adopted by the Board of Trustees pursuant to Rule 12b-1 under the Act, and approved by the Trust's shareholders on October 1, 1984. In addition, Distributors has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Trust. Each of these affiliated companies will continue to provide services to the Trust following shareholder approval of the New Management Agreement.

    Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended March 31, 1995, the Trust paid $89,120 in brokerage commissions to DWR, representing approximately 4.73% of the total brokerage commissions paid by the Trust during the year and which were paid on account of transactions having a dollar value equal to approximately 12.22% of the aggregate dollar value of all portfolio transactions during the year for which commissions were paid.

    Brokerage transactions with respect to Pacific Basin equities are often conducted through affiliates of Daiwa's corporate parent, Daiwa Ltd. For the fiscal year ended March 31, 1995, the Trust paid $2,667 in brokerage commissions to affiliates of Daiwa Ltd., representing approximately 0.14% of the total brokerage commissions paid by the Trust for the year and which were paid on account of transactions having a dollar value equal to approximately 0.09% of the aggregate dollar value of all portfolio transactions during the year for which commissions were paid.

VOTE REQUIRED

    Under the Act, approval of the New Management Agreement will require the affirmative vote of the holders of (a) 67% or more of the shares of the Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the
outstanding  shares  of  the  Trust,  whichever  is  less.  In  the  event   the
shareholders do not approve the New Management Agreement by the required majority vote, the Board will take such action as it deems to be in the best interests of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on another new management agreement. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENT.
    (2) APPROVAL OR DISAPPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN INTERCAPITAL AND MORGAN GRENFELL

THE PROPOSAL

    As discussed under Proposal 1, as part of its proposed modifications in management structure intended to enhance the performance of the Trust, InterCapital recommended to the Board of Trustees the selection of Morgan Grenfell to serve as sub-adviser to the Trust pursuant to the terms of the New Sub-Advisory Agreement described below.

THE NEW SUB-ADVISORY AGREEMENT

    The New Sub-Advisory Agreement requires that Morgan Grenfell provide the Trust with investment advisory services with respect to investments in issuers located outside the U.S., and obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties under the New Sub-Advisory Agreement. Morgan Grenfell is also charged with the responsibility to manage continuously the assets of the Trust in a manner consistent with the investment objective, policies and restrictions of the Trust; to make decisions as to foreign currency matters, and forward foreign exchange contracts and options and futures contracts in foreign currencies; to determine the securities to be purchased, sold or otherwise disposed of by the Trust and the timing of such purchases, sales and dispositions; to furnish or make available to the Trust and the Investment Manager such information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Trust and the Investment Manager may reasonably request. All securities transactions are reviewed periodically by the Investment Manager and are, in every instance, subject to the overall supervision of the Investment Manager. The Board reviews the Trust's portfolio semi-annually. The Investment Manager and Morgan Grenfell shall each be obligated to make its respective officers and employees available to the other from time to time at reasonable times to review investment policies of the Trust and to consult with each other.

    The New Sub-Advisory Agreement provides that Morgan Grenfell shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall, from time to time, determine to be necessary or useful to the performance of its obligations under the New Sub-Advisory Agreement. Morgan Grenfell also bears other costs of rendering the investment advisory services performed by it pursuant to the New Sub-Advisory Agreement, including such clerical help and bookkeeping services as it may require.

    In return for the services it renders under the New Sub-Advisory Agreement, Morgan Grenfell is to be paid by the Investment Manager monthly compensation equal to 40% of the Investment Manager's compensation receivable pursuant to the New Management Agreement. See Appendix III for a tabular comparison of current and PRO FORMA fees. Any subsequent change in the New Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to Morgan Grenfell. In addition, if the Investment Manager undertakes to waive all or part of its fee under the New Management Agreement, Morgan Grenfell's fee payable under the New Sub-Advisory Agreement will be waived proportionately, in whole or in part.

    As stated in Proposal 1, the New Management Agreement provides that the operating expenses of the Trust are subject to applicable limitations under rules and regulations of states where the Trust is authorized to sell its shares. In the event the operating expenses of the Trust exceed such expense limitations, Morgan Grenfell will reduce its sub-advisory fee to the extent of 40% of such excess and will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable.

    Morgan Grenfell has agreed, pursuant to the New Sub-Advisory Agreement, that neither Morgan Grenfell nor any of its affiliates (organized with a corporate name or other name under which it is performing its business activities which contains the names "Morgan Grenfell") will undertake to act as investment adviser or sub-adviser for any other U.S. registered investment company with similar investment policies which is sold primarily to retail investors, and which is sponsored, distributed or managed by a U.S. registered broker-dealer or one of its affiliates.

    The New Sub-Advisory Agreement provides that, after its initial period of effectiveness, which expires on April 30, 1997, it may be continued in effect from year to year provided that each such continuance is approved by the vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Independent Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval.

    The New Sub-Advisory Agreement also provides that it may be terminated at any time by Morgan Grenfell, the Investment Manager or the Board, or by a vote of the majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' written notice, and provides for its automatic termination in the event of its "assignment," as defined in the Act.

    The form of the New Sub-Advisory Agreement is attached as Exhibit B to this Proxy Statement. The foregoing summary is qualified in its entirety by Exhibit B.

MORGAN GRENFELL INVESTMENT SERVICES LIMITED


    Morgan Grenfell was organized as a limited company incorporated in England and Wales in 1972 and manages, as of March 31, 1995, assets of approximately
$10.4 billion primarily for U.S. and Canadian corporate and public employee benefit plans, investment companies, endowments and foundations. Morgan Grenfell is a wholly-owned subsidiary of London-based Morgan Grenfell Asset Management Limited, whose subsidiaries in total manage, as of March 31, 1995, assets of over $51 billion. Morgan Grenfell Asset Management Limited is itself a wholly-owned subsidiary of London-based Morgan Grenfell Group plc (shortly to change its name to Deutsche Morgan Grenfell Group plc) (which is wholly-owned by Deutsche Bank AG, an international commercial and investment banking group). Morgan Grenfell is registered as an investment adviser under the Investment Advisers Act of 1940. Morgan Grenfell's and Morgan Grenfell Asset Management Limited's principal offices are located at 20 Finsbury Circus, London, England. Morgan Grenfell Group plc's principal office is located at 23 Great Winchester Street, London, England. Deutsche Bank AG's principal office is located at Taunusanlage 12, Frankfurt, Germany.


    Appendix II to this proxy statement lists the investment companies for which Morgan Grenfell serves as an investment adviser and which have investment objectives similar to that of the Trust, and sets forth the net assets of and the fees payable to Morgan Grenfell by each such company, including the Trust.


    The Principal Executive Officer and Directors of Morgan Grenfell and their principal occupations are respectively as follows: Michael Bullock, Chairman of the Board of Directors; Patrick W. W. Disney, Chief Executive Officer and Director of Morgan Grenfell; Graham B. Bamping, Martin A. Hall, Julian R. Johnston, Ian D. Kelson, William G. M. Thomas, Patrick N. C. Walker, Stephen A.J. Ward and A. Michael Wheatley, Directors of Morgan Grenfell. The business address of the foregoing Directors and Executive Officer is 20 Finsbury Circus, London, England.


    Following implementation of the New Sub-Advisory Agreement, it is anticipated that some portion of securities transactions for the Trust will be executed through brokers affiliated with Morgan Grenfell, including Morgan Grenfell and Partners Securities Pte Ltd and Morgan Grenfell Asia Securities (Hong Kong) Limited.

THE BOARD'S CONSIDERATION

    In approving InterCapital's recommendation of Morgan Grenfell as sub-adviser, the Board of Trustees considered the nature, quality and extent of services proposed to be rendered, historical performance, the proposed investment strategy, the proposed fee and related arrangements, and the organizational depth, reputation, expertise and experience of Morgan Grenfell, including Morgan Grenfell's experience as sub-adviser to six other Dean Witter Funds and portfolios. In connection with this determination, the Trustees reviewed materials furnished by Morgan Grenfell relevant to their decision. Those materials included information regarding Morgan Grenfell and its personnel, operations and financial condition. Representatives of Morgan Grenfell reviewed with the Board of Trustees Morgan Grenfell's philosophy of management, performance, expectations and methods of operation insofar as they would relate to the Trust.

    In addition, the Board of Trustees reviewed and discussed the terms and provisions of the New Sub-Advisory Agreement. See "The New Sub-Advisory Agreement" above.

    Based upon the Board's review and evaluations of these materials and its consideration of all factors deemed relevant, the Board determined that the New Sub-Advisory Agreement is reasonable, fair and in the best interests of the Trust and its shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement and voted to recommend its approval to the Trust's shareholders.

VOTE REQUIRED

    Under the Act, approval of the New Sub-Advisory Agreement will require the affirmative vote of the holders of (a) 67% or more of the shares of the Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Trust, whichever is less. In the event the shareholders do not approve the New Sub- Advisory Agreement by the required majority vote, the Board will take such action as it deems to be in the best interests of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on another sub-advisory agreement. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

    (3) APPROVAL OR DISAPPROVAL OF CHANGES IN THE INVESTMENT RESTRICTIONS OF THE TRUST TO PERMIT THE TRUST TO PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS

THE PROPOSAL


    The Trustees, at their July 26 meeting, approved the adoption of a new investment policy for the Trust and certain related changes in the Trust's fundamental investment restrictions to permit the Trust to purchase and sell futures contracts and options. Because the current investment restrictions are fundamental, the proposed changes in investment restrictions are subject to approval by the Trust's shareholders. Currently, investment restrictions (3),
(5) and (9) in the Trust's Statement of Additional Information either prevent or are affected by the new policy. Accordingly, the Trustees voted to eliminate restrictions (3) and (5), which provide that "the Trust may not . . . purchase or sell commodities or commodity futures contracts . . . [or] write, purchase or sell puts, calls, or combinations thereof," and to amend restriction (9), which prohibits the issuance of senior securities, such that it would not apply to the extent the Trust may be deemed to have issued a senior security by reason of purchasing or selling futures contracts or options. The new investment policy adopted by the Trustees cannot be implemented if the shareholders do not approve amendment or elimination of the restrictions as proposed.



SUMMARY OF THE NEW POLICY


    The new investment policy would permit the Trust:

    (1) to write and/or purchase put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts, for purposes of hedging against potential changes in the market value of the currencies in which its investment (or anticipated investments) are denominated;

    (2) to (a) purchase put and call options on securities which it holds (or has the right to acquire), (b) engage in transactions involving interest rate futures contracts and bond index futures contracts and options on such contracts, and (c) engage in transactions involving stock index futures contracts and options thereon, in each case for purposes of hedging its investments (or anticipated investments) against potential changes in the market value; and


    (3) to write covered call options and covered put options on eligible portfolio securities and stock indexes and purchase options of the same or similar series to effect closing transactions.

    If the changes in this Proposal 3 are approved by shareholders, InterCapital and Morgan Grenfell currently intend to engage in only the hedging transactions described in subparagraph (1) above but may engage in other types of transactions in the future. The new policy concerning futures and options, if implemented, will be non-fundamental and therefore could be changed by the Trustees in the future without shareholder approval.


    A complete description of the techniques covered by the new investment policy and the risks associated with such techniques is attached as Appendix IV.

THE BOARD'S CONSIDERATION


    The Trustees believe that approval of this Proposal 3 is in the best interest of the Trust and its shareholders. InterCapital has advised the Trustees that implementation of the new investment policy as proposed would afford the Trust greater flexibility in pursuing its investment objective and enhanced opportunities to seek to protect against currency risks associated with global investing. In addition, although InterCapital and Morgan Grenfell presently intend to utilize only the currency hedging techniques covered by the new policy, the Trustees believe approval of the Proposal as presented will be advantageous in allowing InterCapital and Morgan Grenfell to respond quickly to changing market conditions without the added time and expense associated with shareholder meetings that might otherwise be required. Accordingly, the Board voted to recommend the elimination of restrictions (3) and (5) and the amendment of restriction (9) as described above.


VOTE REQUIRED

    Under the Act, approval of the proposed changes in investment restrictions will require the affirmative vote of the holders of (a) 67% or more of the shares of the Trust present, in person or by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Trust, whichever is less. In the event the shareholders do not approve the proposed changes in investment restrictions by the required majority vote, the Board will take such action as it deems to be in the best interests of the Trust and its shareholders, which may include calling another meeting of shareholders to vote on a proposal to change the Trust's investment restrictions. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE PROPOSED CHANGES IN THE TRUST'S INVESTMENT RESTRICTIONS.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against that proposal.

                             SHAREHOLDERS PROPOSALS

    The Trust does not hold regular shareholders meetings. Proposals of Shareholders intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.

                            REPORTS TO SHAREHOLDERS

    The Trust's most recent Annual Report, for the fiscal year ended March 31, 1995, is available without charge upon request from Adrienne Ryan at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-526-3143) (toll-free).

                                 OTHER BUSINESS

    The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                       By Order of the Board of Trustees

                                 SHELDON CURTIS
                                   SECRETARY

                                                                      APPENDIX I

    InterCapital serves as investment manager to the Trust and the other open-end investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of August 4, 1995.


                                                                                  NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                                                   OF 08/04/95             FEE RATE(S)
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER AMERICAN VALUE FUND......................................  $1,958,780,324  0.625% on assets up to $250 million and 0.50% on assets
                                                                                                  over $250 million
       2.  DEAN WITTER BALANCED GROWTH FUND.....................................  $   20,951,284  0.60% (1)
       3.  DEAN WITTER CAPITAL GROWTH SECURITIES................................  $  482,227,755  0.65% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.475% on assets over $1.5
                                                                                                  billion
       4.  DEAN WITTER DEVELOPING GROWTH SECURITIES TRUST.......................  $  461,311,557  0.50% on assets up to $500 million and 0.475% on assets
                                                                                                  over $500 million
       5.  DEAN WITTER DIVIDEND GROWTH SECURITIES INC...........................  $8,187,092,144  0.625% on assets up to $250 million, scaled down at
                                                                                                  various asset levels to
                                                                                                  0.325% on assets over $8
                                                                                                  billion
       6.  DEAN WITTER EUROPEAN GROWTH FUND INC.................................  $  857,692,249  1.00% on assets up to $500 million and 0.95% on assets
                                                                                                  over $500 million (of which
                                                                                                  40% is paid to a Sub-Adviser)
       7.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND.............................  $   30,744,738  1.00% (2) (of which 60% is
                                                                                                  paid to two Sub-Advisers)
       8.  DEAN WITTER GLOBAL DIVIDEND GROWTH SECURITIES........................  $2,094,605,635  0.75% on assets up to $1 billion, scaled down at
                                                                                                  various asset levels to 0.70%
                                                                                                  on assets over $1.5 billion
       9.  DEAN WITTER GLOBAL UTILITIES FUND....................................  $  358,816,823  0.65%
      10.  DEAN WITTER HEALTH SCIENCES TRUST....................................  $  265,333,779  1.00%
      11.  DEAN WITTER INTERNATIONAL SMALLCAP FUND..............................  $  100,180,647  1.25% (of which 40% is paid to a Sub-Adviser)
      12.  DEAN WITTER MANAGED ASSETS TRUST.....................................  $  406,756,755  0.60% on assets up to $500 million and 0.55% on assets
                                                                                                  over $500 million
      13.  DEAN WITTER MID-CAP GROWTH FUND......................................  $  143,013,736  0.75%
      14.  DEAN WITTER NATURAL RESOURCE DEVELOPMENT SECURITIES INC..............  $  141,606,147  0.625% on assets up to $250 million and 0.50% on assets
                                                                                                  over $250 million
      15.  DEAN WITTER PACIFIC GROWTH FUND INC..................................  $1,516,056,128  1.00% on assets up to $1 billion and 0.95% on assets
                                                                                                  over $1 billion (of which 40%
                                                                                                  is paid to a Sub-Adviser)
      16.  DEAN WITTER PRECIOUS METALS AND MINERALS TRUST.......................  $   65,767,676  0.80%
      17.  DEAN WITTER STRATEGIST FUND..........................................  $  871,086,775  0.60% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to 0.50%
                                                                                                  on assets over $1 billion

                                                                                  NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                                                   OF 08/04/95             FEE RATE(S)
                                                                                  --------------  -----------------------------
      18.  DEAN WITTER UTILITIES FUND...........................................  $3,020,756,851  0.65% on assets up to $500 million, scaled down at
                                                                                                  various asset levels to 0.45%
                                                                                                  on assets over $3.5 billion
      19.  DEAN WITTER VALUE-ADDED MARKET SERIES................................  $  677,362,508  0.50% on assets up to $500 million and 0.45% on assets
                                                                                                  over $500 million
      20.  DEAN WITTER WORLD WIDE INVESTMENT TRUST..............................  $  533,979,818  0.55% on assets up to $500 million and 0.5225% on assets
                                                                                                  over $500 million (3)
      21.  DEAN WITTER RETIREMENT SERIES:
           (A) AMERICAN VALUE SERIES............................................  $   22,158,878  0.85% (4)
           (B) CAPITAL GROWTH SERIES............................................  $      673,778  0.85% (4)
           (C) DIVIDEND GROWTH SERIES...........................................  $   35,643,458  0.75% (4)
           (D) GLOBAL EQUITY SERIES.............................................  $    7,241,962  1.00% (4)
           (E) STRATEGIST SERIES................................................  $    6,715,395  0.85% (4)
           (F) UTILITIES SERIES.................................................  $    5,391,832  0.75% (4)
           (G) VALUE-ADDED MARKET SERIES........................................  $   14,025,861  0.50% (4)
      22.  DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:*
           (A) AMERICAN VALUE PORTFOLIO.........................................  $    9,029,690  0.625% (5)
           (B) BALANCED PORTFOLIO...............................................  $    6,147,411  0.75% (5) (of which 40% is
                                                                                                  paid to a Sub-Adviser)
           (C) CORE EQUITY PORTFOLIO............................................  $    1,391,165  0.85% (5) (of which 40% is
                                                                                                  paid to a Sub-Adviser)
           (D) DEVELOPING GROWTH PORTFOLIO......................................  $    3,994,719  0.50% (5)
           (E) DIVIDEND GROWTH PORTFOLIO........................................  $   22,041,851  0.625% (5)
           (F) EMERGING MARKETS PORTFOLIO.......................................  $    1,784,671  1.25% (5) (of which 40% is
                                                                                                  paid to a Sub-Adviser)
           (G) GLOBAL EQUITY PORTFOLIO..........................................  $    5,682,537  1.00% (5)
           (H) UTILITIES PORTFOLIO..............................................  $    4,633,100  0.65% (5)
           (I) VALUE-ADDED MARKET PORTFOLIO.....................................  $    6,094,211  0.50% (5)
      23.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) CAPITAL GROWTH PORTFOLIO.........................................  $   56,827,360  0.65%
           (B) DIVIDEND GROWTH PORTFOLIO........................................  $  735,408,140  0.625% on assets up to $500 million and 0.50% on assets
                                                                                                  over $500 million
           (C) EQUITY PORTFOLIO.................................................  $  288,911,643  0.50%
           (D) EUROPEAN GROWTH PORTFOLIO........................................  $  181,502,538  1.00% (of which 40% is paid to a Sub-Adviser)
           (E) GLOBAL DIVIDEND GROWTH PORTFOLIO.................................  $  178,901,282  0.75%
           (F) MANAGED ASSETS PORTFOLIO.........................................  $  387,946,498  0.50%
           (G) PACIFIC GROWTH PORTFOLIO.........................................  $   90,408,568  1.00% (of which 40% is paid
                                                                                                  to a Sub-Adviser)
           (H) UTILITIES PORTFOLIO..............................................  $  426,337,357  0.65% on assets up to $500 million and 0.55% on assets
                                                                                                  over $500 million

- ------------------------------
* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

(1) InterCapital has undertaken to assume all operating expenses (except for any brokerage fees) of Dean Witter Balanced Growth Fund and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until September 28, 1995, whichever occurs first.

(2) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter Global Asset Allocation Fund and to waive the compensation provided for in its investment management agreement with that company until such time as that company has $50 million of net assets or until August 23, 1995, whichever occurs first.

(3) Under the proposed New Investment Management Agreement, the investment management fee for Dean Witter World Wide Investment Trust will be at the annual rates of 1.0% on assets up to $500 million and 0.95% on assets over $500 million (of which 40% will be paid to a Sub-Adviser).

(4) InterCapital has undertaken to assume all operating expenses (except for any brokerage fees and a portion of organizational expenses) of the Series of Dean Witter Retirement Series and to waive the compensation provided for in its investment management agreement with that company in respect of each Series until December 31, 1995.

(5) InterCapital has undertaken to assume all operating expenses (except for any brokerage fees and a portion of organizational expenses) of the Portfolios of Dean Witter Select Dimensions Investment Series and to waive the compensation provided for in its investment management agreement with that company in respect of each Portfolio until such time as the pertinent
     Portfolio has $50 million of net assets or until December 31, 1995, whichever occurs first.

                                                                     APPENDIX II

    Morgan Grenfell Investment Services Limited serves as investment adviser or sub-adviser to the Trust and the other open-end investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of August 4, 1995.


                                                                                                   CURRENT INVESTMENT ADVISORY
                                                                                  NET ASSETS AS                OR
                                                                                   OF 08/04/95      SUB-ADVISORY FEE RATE(S)
                                                                                  --------------  -----------------------------
       1.  DEAN WITTER EUROPEAN GROWTH FUND INC.................................  $  857,692,249  0.40% on assets up to $500 million and 0.38% on assets
                                                                                                  over $500 million
       2.  DEAN WITTER GLOBAL ASSET ALLOCATION FUND.............................  $   30,744,738  0.30%
       3.  DEAN WITTER INTERNATIONAL SMALLCAP FUND..............................  $  100,180,647  0.50%
       4.  DEAN WITTER PACIFIC GROWTH FUND INC..................................  $1,516,056,128  0.40% on assets up to $1 billion and 0.38% on assets
                                                                                                  over $1 billion
       5.  DEAN WITTER VARIABLE INVESTMENT SERIES:*
           (A) EUROPEAN GROWTH PORTFOLIO........................................  $  181,502,538  0.40%
           (B) PACIFIC GROWTH PORTFOLIO.........................................  $   90,408,568  0.40%
       6.  DEAN WITTER WORLD WIDE INVESTMENT TRUST..............................  $  533,979,818  0.45% on assets up to $500 million and 0.4275% on assets
                                                                                                  over $500 million (1)
       7.  MGIS EMERGING MARKETS EQUITY FUND....................................  $   70,749,821  1.00%
       8.  MGIS EUROPEAN SMALL CAP EQUITY FUND..................................  $    9,298,530  1.00%
       9.  MGIS INTERNATIONAL GROUP TRUST -- EUROPEAN FUND......................  $   13,190,355  0.70%
      10.  MGIS INTERNATIONAL SMALL CAP EQUITY FUND.............................  $   68,315,427  1.00%
      11.  MGIS INTERNATIONAL EQUITY FUND.......................................  $    2,722,581  0.70%
      12.  RSI RETIREMENT FUND**................................................  $   30,922,090  0.60% on assets up to $50
                                                                                                  million and 0.50% on assets
                                                                                                  over $50 million
      13.  SEI EUROPEAN PORTFOLIO COLLECTIVE TRUST**............................  $  149,370,239  0.40% on assets up to $100 million, scaled down at
                                                                                                  various asset levels to 0.20%
                                                                                                  on assets over $150 million
      14.  SEI EUROPEAN PORTFOLIO MUTUAL FUND**.................................  $   53,217,778  0.325%

- ------------------------------
* Open-end investment company offered only to life insurance companies in connection with variable annuity and/or variable life insurance contracts.

**   Open-end investment company offered only to institutional pension funds.

(1) Under the proposed New Sub-Advisory Agreement, the sub-advisory fee for Dean Witter World Wide Investment Trust will be at the annual rates of 0.40% on assets up to $500 million and 0.38% on assets over $500 million.

                                                                    APPENDIX III

                                                                     PRO FORMA COMPENSATION UNDER NEW
                        COMPENSATION UNDER MANAGEMENT AND CO-           MANAGEMENT AND SUB-ADVISORY         % CHANGE IN $
                                 ADVISORY AGREEMENTS                          AGREEMENTS (1)                    AMOUNT
                      -----------------------------------------   ---------------------------------------   --------------
                      RATE UP TO    RATE OVER    AMOUNT FOR FY    RATE UP TO   RATE OVER    AMOUNT FOR FY
  ADVISER               $500MM       $500MM           '95           $500MM       $500MM          '95
- --------------------  ----------   -----------   --------------   ----------   ----------   -------------
InterCapital........      0.55%       0.5225%     $3,073,775           0.60%        0.57%   $3,353,209            9.1

Daiwa...............      0.225%      0.21375%    $1,257,453         --           --            --               (100)

NatWest.............      0.225%      0.21375%    $1,257,453         --           --            --               (100)

Morgan Grenfell.....      --           --            --                0.40%        0.38%   $2,235,473            100
                      ----------   -----------   --------------         ---          ---    -------------         ---

  TOTAL.............      1.00%       0.95%       $5,588,682(2)        1.00%        0.95%   $5,588,682(2)           0
                        ---         ---          -----------           ----         ----    -----------          ----
                        ---         ---          ------------          ----         ----    ------------     --------

- ------------------------
(1) Dollar amounts under New Management and Sub-Advisory Agreements are hypothetical and represent amounts that would have been paid had those Agreements been in effect during the Trust's fiscal year ended March 31, 1995. The PRO FORMA rates and amounts reflect that, pursuant to the New Sub-Advisory Agreement, InterCapital will pay 40% of its compensation received as Investment Manager to Morgan Grenfell for services rendered as sub-adviser.

(2) All dollar amounts reflect the actual effective rate paid during the year ended March 31, 1995, which was less than 1.00% based on a combination of the maximum rate and the rate on assets over $500 million.

     Note: None of the other expenses of the Trust is expected to change as a result of the actions recommended in this proxy statement.

                                     III-1

                                                                     APPENDIX IV
                         PROPOSED NEW INVESTMENT POLICY

OPTIONS AND FUTURES TRANSACTIONS


    The Trust shall have the ability to write (sell) covered call options and covered put options on eligible portfolio securities (and the currencies in which they are denominated) and stock indexes to hedge against potential changes in the market value of its investments (or anticipated investments) and to aid in achieving its investment objective. For hedging (including anticipatory hedging) purposes, the Trust shall also have the ability to purchase put and call options on eligible portfolio securities (and the currencies in which they are denominated) and to purchase or sell financial futures contracts and options on such contracts.



    OPTIONS. Call and put options are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Trust the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Trust the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.



    OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Trust. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of the option, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Trust will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


    OPTIONS ON FOREIGN CURRENCIES. The Trust shall have the ability to purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Trust may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Trust would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Trust shall have the ability to purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Trust shall also be able to purchase call and put options to close out written option positions.

    The Trust shall also be able to write call options on foreign currencies to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Trust occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Trust gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Trust shall also be able to write options to close out long call option positions.

    Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally. Since the value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar, the price of an option position may vary with changes in the value of the currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. In addition, because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Trust may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions where rates may be less favorable.


    COVERED CALL WRITING. The Trust shall be permitted to write covered call options on portfolio securities, stock indexes and on the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Trust owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Trust by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Trust might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the Trust holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Trust in cash, U.S. Government securities or other high grade debt obligations held in a segregated account maintained with its Custodian.



    The Trust will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Trust to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Trust if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Trust at a loss. The premium received will fluctuate with varying economic market conditions.



    As regards listed options and certain OTC options, during the option period, the Trust may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.


    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Trust to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Trust may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Trust realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Trust realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for the option less the commission paid.

    Options written by the Trust will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.


    COVERED PUT WRITING. As a writer of a covered put option, the Trust incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Trust will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Trust maintains, in a segregated account maintained on its behalf at the Trust's Custodian, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Trust by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Trust in cash, U.S. Government securities or other high grade debt obligations which the Trust holds in a segregated account maintained at its Custodian. In the case of listed options, during the option period, the Trust may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.



    The Trust shall be able to write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager and/or the Sub-Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).


    PURCHASING CALL AND PUT OPTIONS. The Trust shall be able to purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Trust may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Trust.


    The Trust shall be able to purchase put options on securities (currencies) which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Trust would incur no additional loss. The Trust shall also be able to purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Trust may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Trust expires without being sold or exercised, the premium would be lost.



    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager and/or the Sub-Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Trust may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Trust assumes the risk of loss should the market value of the underlying securities (or the currencies in which they are denominated) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If the Trust, as a covered option writer, is not able to either enter into a closing purchase transaction (or purchase an offsetting OTC position, which does not close out the original position but constitutes an asset of equal value to the obligation under the option written), it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    The markets in foreign currency options are relatively new and the Trust's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Trust will not purchase or write such options unless and until, in the opinion of the management of the Trust, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Among the possible reasons for the absence of a liquid secondary market on exchanges where listed options are traded or in the OTC market (an "Exchange") are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities;
(iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.


    In the event of the bankruptcy of a broker through which the Trust engages in transactions in options, the Trust could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Trust, the Trust could experience a loss of all or part of the value of the option. Transactions are entered into by the Trust only with brokers or financial institutions deemed creditworthy by the Trust's management.

    Each of the Exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Trust may write.

    The hours of trading for options may not conform to the hours during which the underlying securities (currencies) are traded. To the extent that the option markets close before the markets for the underlying securities (currencies), significant price and rate movements can take place in the underlying markets that are not reflected in the option markets.


    The extent to which the Trust may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Trust's intention to qualify as such.



    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multipler"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the Standard & Poor's 100 Index and the Standard & Poor's 500
Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes may provide the Trust with a means of protecting against the risk of market wide price movements. If the Investment Manager and/or the Sub-Adviser anticipates a market decline, the Trust would be able to purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Trust's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager and/or the Sub-Adviser anticipates a market rise, the Trust would be able to purchase a stock index call option to enable the Trust to particpate in such rise until completion of anticipated common stock purchases by the Trust. Purchases and sales of stock index options also enable the Investment Manager and/or the Sub-Adviser to more speedily achieve changes in the Trust's equity positions.



    The Trust will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, which cover is held for the Trust in a segregated account maintained for it by the Trust's Custodian. All call options on stock indexes written by the Trust will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Trust.



    RISK OF INDEX OPTIONS. Because exercises of stock index options are settled in cash, the Trust, as a call writer, would not be able to provide in advance for potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a correponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.



    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.



    FUTURES CONTRACTS. The Trust shall not purchase or sell commodities or commodity futures contracts, except that the Trust may purchase and sell financial futures contracts and related options as described herein. The Trust shall be able to purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate futures"), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index futures").



    The Trust will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging some or all of the value of its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Investment Manager and/or the Sub-Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Trust may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Trust may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Trust intends to purchase. Subsequently, appropriate securities may be purchased by the Trust in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.



    The Trust will purchase or sell stock index futures contracts for the purpose of hedging some or all of its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager and/or the Sub-Adviser anticipates that the prices of stock held by the Trust may fall, the Trust may sell a stock index futures contract. Conversely, if the Investment Manager and/or the Sub-Adviser wishes to hedge against anticipated price rises in those stocks which the Trust intends to purchase, the Trust may purchase stock index futures contracts.



    The Trust will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Trust is denominated vis-a-vis another currency.



    In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Trust in a corresponding futures contract.


    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Trust will be able to enter into a closing transaction.


    INTEREST RATE FUTURES. When the Trust enters into an interest rate futures contract, it is initially required to deposit with the Trust's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Trust upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Trust may be required to make subsequent deposits of cash or U.S. Government securities (called "variation margin") with the Trust's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA certificates and bank certificates of deposit.


    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the delivery date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts, as described in the Trust's Prospectus and Statement of Additional Information. The Investment Manager and/or the Sub-Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.


    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a currency futures contract must occur within the country issuing the underlying currency. Thus, the Trust must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on currency futures contracts may involve certain additional risks. Trading options on currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Trust will not purchase or write options on currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

    INDEX FUTURES. The Trust shall be able to invest in index futures contracts. Index futures contracts do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account based on movements in the relevant index during the term of the contract.


    The Trust is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, current industry practice requires daily variations in gains and losses to be reflected in variation margin payments.

    At any time prior to expiration of the futures contract, the Trust may close the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Trust and the Trust realizes a loss or gain.


    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade
Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.



    OPTIONS ON FUTURES CONTRACTS. The Trust may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.



    The Trust will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Trust's management wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, the Trust might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Trust seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Trust's portfolio.



    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Trust may not enter futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Trust's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Trust's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Trust is exempted from registration as a commodity pool operator, the Trust may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Trust would be permitted to write options on futures contracts for purposes other than hedging the Trust's investments without CFTC registration, the Trust may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Trust.



    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager and/or the Sub-Adviser to accurately predict market, interest rate and currency movements. While the futures contracts and related options transactions to be engaged in by the Trust for the purpose of hedging the Trust's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of prices of the Trust's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Trust seeks a hedge.


    A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends or prices may still not result in a successful hedging transaction.

    The Trust shall have the ability to sell a futures contract to protect against the decline in the value of securities held by the Trust (or the currency in which such securities are denominated). However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Trust may decline. If this occurred, the Trust would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.


    If the Trust purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which such securities are denominated), and the value of such securities (currencies) decreases, then the Trust may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.


    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the

Trust's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Trust's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Trust engages in transactions in futures or options thereon, the Trust could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.
Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Trust, the Trust could experience a loss of all or part of the value of the option. Transactions are entered into by the Trust only with brokers or financial institutions deemed creditworthy by the Trust's management.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Trust may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Trust would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Trust from closing out a contract which may result in reduced gain or increased loss to the Trust. The absence of a liquid market in futures contracts might cause the Trust to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


    The extent to which the Trust may enter into futures contracts and options thereon may be limited by Internal Revenue Code's requirements for qualification as a regulated investment company and the Trust's intention to qualify as such.


    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Trust notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).


    NEW INTRUMENTS. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Trust may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

                                                                       EXHIBIT A

                        INVESTMENT MANAGEMENT AGREEMENT

    AGREEMENT  made as of the   day of          , 1995 by and between World Wide
Investment Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and Dean Witter InterCapital Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

    Whereas, The Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    Whereas, The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

    Whereas, The Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

    Whereas, The Investment Manager desires to be retained to perform services on said terms and conditions:

    Now, Therefore, this Agreement

                                W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Manager agree as follows:

    1. The Fund hereby retains the Investment Manager to act as investment manager of the Fund and, subject to the supervision of the Trustees, to supervise the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as the Fund may, from time to time, reasonably request.

    2. The Investment Manager shall, at its own expense, enter into a Sub-Advisory Agreement (or Agreements) with a Sub-Adviser (or Sub-Advisers) to make determinations as to certain of the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, and to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Sub-Adviser(s), in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Adviser(s) with the investment policies and restrictions of the Fund and with such other limitations or directions as the Trustees of the Fund may from time to time prescribe.

    3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for the Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, the Investment Manager shall surrender to the Fund such of the books and records so requested.

    4. The Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

    5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, and provide such office space, facilities and equipment and such clerical help and bookkeeping services as the Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    6. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including without limitation: fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager monthly compensation determined by applying the following annual rates to the Fund's daily net assets: 1.0% of daily net assets up to $500 million and 0.95% of daily net assets over $500 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to the Fund's net assets each day determined as of the close of business on that day or the last previous business day. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

    Subject to the provisions of paragraph 7 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

    8. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to paragraph 6 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

    9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of the Fund, but, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

    11. This Agreement shall remain in effect until April 30, 1997 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Manager shall be liable for failing to do so.

    13. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    14. The Investment Manager and the Fund each agree that the name "Dean Witter", which comprises a component of the Fund's name, is a property right of Dean Witter Reynolds Inc. The Fund agrees and consents that (i) it will only use the name "Dean Witter" as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the name "Dean Witter" for any purpose, (iii) the Investment Manager or its parent, Dean Witter, Discover & Co., or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name "Dean Witter", or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent, the Fund will take such action as may be required to provide its consent to the use of the name "Dean Witter", or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which the Investment Manager and the Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, the Fund shall, upon request by the Investment Manager or its parent, cease to use the name "Dean Witter" as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, Trustees and shareholders to take any and all actions which the Investment Manager or its parent may request to effect the foregoing and to reconvey to the Investment Manager or its parent any and all rights to such name.

    15. The Declaration of Trust establishing Dean Witter World Wide Investment Trust, dated July 7, 1983, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name Dean Witter World Wide Investment Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Dean Witter World Wide Investment Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Dean Witter World Wide Investment Trust, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                          DEAN WITTER WORLD WIDE INVESTMENT
                                          TRUST
                                          By:...................................

Attest:...............................

                                          DEAN WITTER INTERCAPITAL INC.
                                          By:...................................

Attest:...............................

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT

    AGREEMENT  made as of the       day of           , 1995  by and between Dean
Witter InterCapital Inc., a Delaware corporation (herein referred to as the "Investment Manager"), and Morgan Grenfell Investment Services Limited, a British corporation (herein referred to as the "Sub-Adviser").

    WHEREAS, Dean Witter World Wide Investment Trust (herein referred to as the "Fund") is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Investment Manager has entered into an Investment Management Agreement with the Fund (the "Investment Management Agreement") wherein the Investment Manager has agreed to provide investment management services to the Fund; and

    WHEREAS, the Sub-Adviser is registered as an investment advisor as under the Investment Advisers Act of 1940 and is a member of the Investment Management Regulatory Organization (IMRO), and, as such, is regulated by IMRO in the conduct of its investment business in the U.K., and engages in the business of acting as an investment adviser; and

    WHEREAS, the Investment Manager desires to retain the services of the Sub-Adviser to render investment advisory services for the Fund in the manner and on the terms and conditions hereinafter set forth; and

    WHEREAS, the Sub-Adviser desires to be retained by the Investment Manager to perform services on said terms and conditions:

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    1. Subject to the supervision of the Fund, its officers and Trustees, and the Investment Manager, and in accordance with the investment objective, policies and restrictions set forth in the then-current Registration Statement relating to the Fund, and such investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund and communicated by the Investment Manager to the Sub-Adviser, the Sub-Adviser agrees to provide the Fund with investment advisory services with respect to the Fund's investments in all areas of the world except the United States of America; to obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; to continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; to make decisions as to foreign currency matters and make determinations as to forward foreign exchange contracts and options and futures contracts in foreign currencies; to determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; to take such further action, including the placing of purchase and sale orders on behalf of the Fund, as it shall deem necessary or appropriate; and to furnish to or place at the disposal of the Fund and the Investment Manager such of the information, evaluations, analyses and opinions formulated or obtained by it in the discharge of its duties as the Fund and the Investment Manager may, from time to time, reasonably request. The Investment Manager and the Sub-Adviser shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other.

    2. The Sub-Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Sub-Adviser shall be deemed to include persons employed or otherwise retained by the Sub-Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Sub-Adviser shall maintain whatever records as may be required to be maintained by it under the Act. All such records so maintained shall be made available to the Fund, upon the request of the Investment Manager or the Fund.

    3. The Fund will, from time to time, furnish or otherwise make available to the Sub-Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Sub-Adviser may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations and the investment objectives, policies and restrictions from time to time prescribed by the Trustees of the Fund.

    4. The Sub-Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund, employed by the Sub-Adviser, and such clerical help and bookkeeping services as the Sub-Adviser shall reasonably require in performing its duties hereunder.

    5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: any fees paid to the Investment Manager; fees pursuant to any plan of distribution that the Fund may adopt; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund, the Investment Manager or the Sub-Adviser, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Sub-Adviser, the Investment Manager shall pay to the Sub-Adviser monthly compensation equal to 40% of its monthly compensation receivable pursuant to the Investment Management Agreement. Any subsequent change in the Investment Management Agreement which has the effect of raising or lowering the compensation of the Investment Manager will have the concomitant effect of raising or lowering the fee payable to the Sub-Adviser under this Agreement. In addition, if the Investment Manager has undertaken in the Fund's Registration Statement as filed under the Act (the "Registration Statement") or elsewhere to waive all or part of its fee under the Investment Management Agreement, the Sub-Adviser's fee payable under this Agreement will be proportionately waived in whole or in part. The calculation of the fee payable to the Sub-Adviser pursuant to this Agreement will be made, each month, at the time designated for the monthly calculation of the fee payable to the Investment Manager pursuant to the Investment Management Agreement. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of paragraph 7 hereof, payment of the Sub-Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 7 hereof.

    7. In the event the operating expenses of the Fund, including amounts payable to the Investment Manager pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its advisory fee to the extent of 40% of such excess and, if required, pursuant to any such laws or regulations, will reimburse the Investment Manager for annual operating expenses in the amount of 40% of such excess of any expense limitation that may be applicable, it being understood that the Investment Manager has agreed to effect a reduction and reimbursement of 100% of such excess in accordance with the terms of the Investment Management Agreement; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Manager's fee or the largest expense reimbursement shall be applicable.

    For purposes of this provision, should any applicable expense limitation be based upon the gross income of the Fund, such gross income shall include, but not be limited to, interest on debt securities in the Fund's portfolio accrued to and including the last day of the Fund's fiscal year, and dividends declared on equity securities in the Fund's portfolio, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sale of securities.

    8. The Sub-Adviser will use its best efforts in the performance of investment activities on behalf of the Fund, but, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Sub-Adviser shall not be liable to the Investment Manager or the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Sub-Adviser or for any losses sustained by the Fund or its investors.

    9. It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Advisor and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund. It is also understood that the Sub-Adviser and any affiliated persons thereof or any persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting; provided, however, that neither the Sub-Adviser nor any of its affiliates organized with a corporate name or other name under which it is performing its business activities which contains the names "Morgan Grenfell" shall undertake to act as investment adviser or sub-adviser for any other U.S. registered investment company with similar investment policies which is sold primarily to retail investors, and which is sponsored, distributed or managed by a U.S. registered broker-dealer or one of its affiliates.

    10. This Agreement shall remain in effect until April 30, 1997 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager and the Sub-Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; (c) this Agreement shall immediately terminate in the event of the termination of the Investment Management Agreement; (d) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund and the Sub-Advisor and; (e) the Sub-Adviser may terminate this Agreement without the payment of penalty on thirty days' written notice to the Fund and the Investment Manager. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

    11. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but none of the Fund, the Investment Manager or the Sub-Adviser shall be liable for failing to do so.

    12. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                      DEAN WITTER INTERCAPITAL INC.

                                      By:.......................................

                                      Attest:...................................

                                      MORGAN GRENFELL INVESTMENT
                                      SERVICES LIMITED

                                      By:.......................................

                                      Attest:...................................

ACCEPTED AND AGREED TO AS OF
THE DAY AND YEAR FIRST ABOVE WRITTEN:

DEAN WITTER WORLD WIDE INVESTMENT TRUST

By:.......................................

Attest:...................................

                    DEAN WITTER WORLD WIDE INVESTMENT TRUST
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 31, 1995
                                     PROXY

    The  undersigned hereby appoints EDMUND C. PUCKHABER, SHELDON CURTIS, ROBERT
M. SCANLAN or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of DEAN WITTER WORLD WIDE INVESTMENT TRUST on October 31, 1995 at 10:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of meeting dated August 9, 1995 as follows:

    THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

  IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED
                                   ENVELOPE.

                        (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK.

1. APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT:

             / / FOR             / / AGAINST             / / ABSTAIN

2. APPROVAL OF NEW SUB-ADVISORY AGREEMENT:

             / / FOR             / / AGAINST             / / ABSTAIN

3. APPROVAL OF CHANGES IN THE INVESTMENT RESTRICTIONS:

             / / FOR             / / AGAINST             / / ABSTAIN

and in their discretion in the transaction of any other business which may properly come before the meeting.

                                                                  042

                                                 Please  sign personally. If the
                                                 share  is  registered  in  more
                                                 than one name, each joint owner
                                                 or  each fiduciary  should sign
                                                 personally.   Only   authorized
                                                 officers    should   sign   for
                                                 Incorporations.

                                                 Dated
                                                 -------------------------------

                                                 -------------------------------
                                                            Signature

                                                 -------------------------------
                                                            Signature